Exhibit 10.1

FIRST AMENDMENT

OF

EMPLOYMENT AGREEMENT OF STEVEN J. KLINGER

The Amendment (the “Amendment”) is effective as of April 23, 2008 (the “Amendment Date”), as to the Employment Agreement by and between Smurfit-Stone Container Corporation (the “Company”) and Steven J. Klinger (the “Executive”).

WHEREAS, the Company and the Executive entered into an Employment Agreement effective as of May 11, 2006 (the “Agreement”); and

WHEREAS, the Company and the Executive now desire to amend the Agreement to reflect their further understanding;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, the Company and the Executive hereby agree to amend the Agreement, as of the Amendment Date, as follows:

1.  By substituting the following language for Section 5(e) (iv) of the Agreement:

“(iv) the Company requires the Executive to relocate his primary residence in the absence of mutual agreement between the Executive and the Company as to the timing and location;”

2.  All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

Smurfit-Stone Container Corporation

/s/ Steven J. Klinger	By:	/s/ Patrick J. Moore
Steven J. Klinger		Patrick J. Moore
Chairman and Chief Executive Officer